U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 AUGUST 10, 2001

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)

                                    Maryland
                            (State of Incorporation)

                  Investment Company Act File Number: 811-9849
                            (Commission File Number)

                                   13-4104947
                      (I.R.S. Employer Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

                                 (212) 850-1864
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Fact Sheet for Seligman New Technologies Fund II, Inc. for the period ended June 30, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fact Sheet for the period ended June 30, 2001.


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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th of August, 2001.


                                  SELIGMAN NEW TECHNOLOGIES FUND II, INC.




                                  By:  /s/Brian D. Simon
                                     ------------------------------------------
                                     Brian D. Simon
                                     Assistant Secretary



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